EQUITRUST SERIES FUND, INC.

Supplement to Prospectus
dated December 1, 2005

On page 34 under the heading "Reductions and Waivers - Class A Shares," the first sentence in the fourth paragraph is replaced with the following:

The same reduced sales charges for Class A Shares also apply to the aggregate amount of purchases made by any purchaser within a 13-month period under a written Letter of Intent ("LOI") provided by EquiTrust
Marketing Services, LLC, the Fund's Distributor.


Supplement dated December 22, 2005

737-018A